UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): January 6, 2000

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


    State of Texas                001-13559                     75-2337102
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                             Identification No.)


                          911 N.W. Loop 281, Suite 111
                              Longview, Texas 75604
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name of address, if changed since last report).










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Item 5.  Other events

         Restaurant Teams International, Inc. issued the following press release on December 10, 1999. The cause number for the case filed in Longview, Gregg County, Texas is 1999-2509-A.

Restaurant Teams International, Inc.
911 N.W. Loop 281, Suite 111
Longview, Texas 75604
903-295-6800
903-295-6790 (Facsimile)
Contact:  Curtis Swanson



  Restaurant Teams International, Inc. notifies Fatburger Holding Co. that it
  ---------------------------------------------------------------------------
                Stands Ready to Close the Fatburger Acquisition
                -----------------------------------------------

Restaurant Teams International Inc. (OTC-BB RTIN), Longview, Texas, announced on Friday, December 10th 1999, it has filed an action in Texas District Court, Gregg County, Longview, Texas, whereby it seeks Breach of Contract and Tort Claims for Substantial Damages, as well as Specific Performance of its Agreement and Plan of Merger with the FB Holding Corp.

The company has been successful in securing the balance of funding needed to close on the Agreement and Plan of Merger. This agreement calls for a Four million dollar cash down payment on an Eight million dollar purchase price with Four million to be paid over four years. As previously announced the company has already paid One and a half million of the Eight million dollar purchase price leaving only Two and a half million of the down payment to be paid.

The company, its funders, and partners are excited and optimistic about the immediate implementation of its plans for a national franchising program for the Fatburger restaurant concept in the year 2000 and beyond.

Stanley Swanson Chief Executive Officer stated; "We believe that this long awaited acquisition will bring the added value and confidence, once again, to our company's shareholders. This action should return our company's stock to a fair value trading range."

This press release contains forward-looking statements, which are generally preceded by words such as "believes", "expects", "anticipates", "should", or "intends". Such statements are subject to risks and uncertainties, including but not limited to competitive conditions, real estate zoning and permitting complications, government regulations, and general conditions in the restaurant market.







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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Restaurant Teams International, Inc.


Date:  December 28, 1999                    By: /s/ Stanley L. Swanson
                                                   --------------------
                                                     Stanley L. Swanson
                                                     Chief Executive Officer
                                                     (Signature)



Date:  December 28, 1999                    By: /s/ Curtis A. Swanson
                                                   ------------------
                                                    Curtis A. Swanson
                                                    Chief Financial Officer
                                                    (Signature)